UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2009

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and restates Item 4.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2009 regarding a change in Registrant’s certifying accountant.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective May 12, 2009, upon the filing of the Realogy Corporation (“Realogy” or the “Company”) quarterly report on Form 10-Q for the three months ended March 31, 2009 (the “Form 10-Q”), Deloitte & Touche LLP (“D&T”) completed its review of Realogy’s interim consolidated financial statements for the quarter ended March 31, 2009 and is no longer Realogy’s independent registered public accounting firm. The engagement of PricewaterhouseCoopers LLP (“PwC”) as Realogy’s independent public accounting firm, became effective on May 12, 2009, immediately following the filing of the Form 10-Q.

On April 22, 2009, following a competitive bidding process, the Audit Committee of the Board of Directors of Realogy, approved the appointment of PwC to act as Realogy’s independent registered public accounting firm for fiscal year 2009. During the fiscal years ended December 31, 2007 and 2008, and during any subsequent period through May 12, 2009, the date on which PwC’s engagement became effective, neither the Company, nor any person on its behalf, has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On April 22, 2009, Realogy, upon the approval of the Realogy Audit Committee, notified D&T that it would be dismissed as the independent registered public accounting firm of Realogy effective after the completion of D&T’s review of Realogy’s interim consolidated financial statements and the Form 10-Q filing.

D&T’s reports on Realogy’s consolidated financial statements for the year ended December 31, 2008 (successor), the period from April 10, 2007 to December 31, 2007 (successor), and the period from January 1, 2007 to April 9, 2007 (predecessor) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During periods covered by such reports and from January 1, 2009 to May 12, 2009, the date on which D&T’s dismissal became effective, (i) there were no disagreements between Realogy and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Realogy provided D&T with a copy of the above disclosures prior to the filing of this report and requested that D&T furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, which letter is attached as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Deloitte & Touche LLP letter to the Securities and Exchange Commission dated May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer

Date: May 13, 2009

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